Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, Ofer Segev, Chief Financial Officer of Ness Technologies, Inc., a Delaware corporation (the “Company”), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended December 31, 2009 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2010	/s/ OFER SEGEV
Ofer Segev
Chief Financial Officer
(principal financial officer)